UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2012

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

303 W. Wall, Suite 1400 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On March 5, 2012, Legacy Reserves LP (the “Partnership” or “Legacy”) announced that William M. Morris, Vice President and Chief Accounting Officer of Legacy Reserves GP, LLC, the general partner of the Partnership (the “General Partner”), informed the Board of Directors (the “Board”) that he intends to resign from his role as Chief Accounting Officer effective April 1, 2012. Mr. Morris will remain an employee of the General Partner and serve as Vice President - Information Technology and Tax.  Mr. Morris provided notice to the Board of his intent to resign from his role as Chief Accounting Officer on March 1, 2012.

Appointment of Certain Officers

On March 1, 2012, the Board appointed Micah C. Foster, age 32, currently the General Partner’s Controller, to serve as Chief Accounting Officer of the General Partner. Mr. Foster’s appointment as Chief Accounting Officer will be effective April 1, 2012, immediately following Mr. Morris’ resignation. Mr. Foster joined Legacy’s predecessor in January 2006 and served as Financial Accountant from March 2006 to July 2008. From July 2008 to July 2010 Mr. Foster served as Financial Reporting Manager and from July 2010 to October 2011 as Assistant Controller. In October 2011, Mr. Foster was promoted to Controller.  In this current position, Mr. Foster is significantly involved in Legacy’s accounting functions and manages Legacy’s accounting group. Prior to joining Legacy, Mr. Foster worked as staff auditor and then senior auditor at Ernst & Young, LLP from July 2003 to January 2006. Mr. Foster holds a BBA in Accounting and Finance from Abilene Christian University and is a Certified Public Accountant. Mr. Foster will continue to serve as the General Partner’s Controller.

On March 1, 2012, the Board, upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), increased Mr. Foster’s annual base salary to $180,000, effective April 1, 2012.  Mr. Foster is also expected to participate in the Partnership’s incentive program for executive officers.  The Partnership expects to enter into an employment agreement with Mr. Foster in connection with his appointment as Chief Accounting Officer.  At this time, the terms of Mr. Foster’s incentive compensation arrangements and employment agreement with the Partnership have not been finalized.  Upon reaching an agreement on these terms, the Partnership will file an amendment to this current report on Form 8-K to disclose such terms.

Other than with respect to his employment with the General Partner, Mr. Foster does not have any material relationship with any director or executive officer of the General Partner, the Partnership or its affiliates and has no family relationships with any directors or officers of the General Partner.

On March 5, 2012, the Partnership also announced a strategic realignment of its management team. Effective March 16, 2012, the following management changes will occur:

•                  Cary D. Brown, Chairman of the Board and Chief Executive Officer the General Partner, will also assume the role of President;

•                  Paul T. Horne, Executive Vice President of Operations of the General Partner, will become Executive Vice President and Chief Operating Officer; and

•                  Kyle A. McGraw, Executive Vice President of Business Development and Land of the General Partner, will become Executive Vice President and Chief Development Officer.

For biographical information on Messrs. Brown, Horne and McGraw, please see the Partnership’s definitive proxy statement dated March 31, 2011 filed with the Commission on March 31, 2011.

Compensatory Arrangements of Certain Officers

As reported on a current report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2012, Steven H. Pruett, President, Chief Financial Officer and Secretary of the General Partner, resigned from the Partnership effective March 16, 2012. In connection with his resignation, Mr. Pruett requested and was granted a waiver from Section 7.3(b)(i) of his employment agreement by all of the independent members of the Board. Mr. Pruett’s employment agreement dated March 15, 2006 was filed with the Commission as Exhibit 10.10 to the registration statement Form S-1 filed with the Commission on May 12, 2006. Mr. Pruett’s employment agreement was later amended on December 31, 2008, and such amendment was filed as Exhibit 10.2 to a current report on Form 8-K filed with the Commission on December 31, 2008. Section 7.3(b)(1) of Mr. Pruett’s employment agreement prohibits Mr. Pruett from engaging or participating, directly or indirectly, in any business or activity which is engaged in the leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons or related products in counties (including adjacent counties) where the Partnership and its affiliates do business, for a period of 90 days after termination of employment, unless waived in writing by a majority of the independent members of the Board.

As reported on a current report on Form 8-K filed with the Commission on March 1, 2012, the Board appointed James R. Lawrence, currently Vice President-Finance and Treasurer of the General Partner, to serve as interim Chief Financial Officer, effective March 16, 2012, until the Board has appointed a permanent successor to Mr. Pruett. On March 1, 2012, the Board, upon recommendation of the Compensation Committee, increased Mr. Lawrence’s annual base salary to $210,000, effective March 16, 2012.

In connection with Mr. Morris’ resignation as Chief Accounting Officer and the strategic realignment of the General Partner’s management team, the Board, upon recommendation of the Compensation Committee, on March 1, 2012, approved modifications to the 2012 subjective and objective components of the cash and equity-based incentive compensation arrangements for Messrs. Horne and McGraw, and the Compensation Committee approved Mr. Brown’s revised cash and equity-based incentive compensation arrangements.  These modifications to the Partnership’s compensation policy are set forth in the table below.

		Maximum Cash Bonus Opportunity as a Percentage of Annual Salary			Maximum Value of Phantom Units as a Percentage of Annual Salary
Named Executive Officer	2012 Salary	Subjective	Objective	Total	Subjective	Objective	Total

Cary D. Brown Chairman of the Board, Chief Executive Officer and President	$450,000	65%	65%	130%	110%	165%	275%
Paul T. Horne Executive Vice President and Chief Operating Officer	$300,000	40%	40%	80%	70%	105%	175%
Kyle A. McGraw Director, Executive Vice President and Chief Development Officer	$300,000	40%	40%	80%	70%	105%	175%

In addition, in connection with the management realignment effective March 16, 2012, on March 1, 2012, the Compensation Committee increased Mr. Brown’s salary to $450,000 and the Board, upon recommendation of the Compensation Committee, increased Mr. McGraw’s annual base salary to $300,000, effective March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

	By:	Legacy Reserves GP, LLC,
its General Partner

Date: March 7, 2012	By:	/s/ Cary D. Brown
	Name:	Cary D. Brown
	Title:	Chairman of the Board and Chief Executive Officer